Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Alfred P. West, Chairman and Chief Executive Officer of SEI Investments Company, a Pennsylvania corporation (the “Company”), hereby certify that, based on my knowledge:

(1) The Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2003

/s/ Alfred P. West, Jr.
Alfred P. West, Jr.
Chairman and Chief Executive Officer

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